Exhibit 99.1

SupportSoft Reports Fourth Quarter 2007 Financial Results

REDWOOD CITY, Calif., February 11, 2008 – SupportSoft, Inc. (NASDAQ: SPRT), a leading provider of software and services that make technology work, today reported unaudited financial results for its fourth quarter ended December 31, 2007.

Total revenue for the fourth quarter of 2007 was $12.6 million, up 11 percent from $11.3 million in the third quarter of 2007. License revenue for the fourth quarter was $4.1 million, up 57 percent from $2.6 million in the third quarter. Services revenue for the fourth quarter was $4.5 million, approximately the same as in the third quarter. Maintenance revenue for the fourth quarter was $4.0 million, down 4 percent from $4.2 million in the third quarter. For the fourth quarter of 2006, total revenue was $14.2 million, license revenue was $6.4 million, services revenue was $3.8 million, and maintenance revenue was $3.9 million.

Non-GAAP net loss for the fourth quarter of 2007 was $1.4 million, or $(0.03) per share, compared to a net loss of $3.5 million, or $(0.08) per share, in the third quarter of 2007. For the fourth quarter of 2006, non-GAAP net income was $1.3 million, or $0.03 per share. Non-GAAP results exclude stock compensation expenses, restructuring charges and amortization/write-down of intangible assets as detailed in the reconciliation of GAAP to non-GAAP financial results table below.

On a GAAP basis, net loss for the fourth quarter of 2007 was $5.8 million, or $(0.13) per share, compared to a net loss of $5.0 million, or $(0.11) per share, in the third quarter of 2007. For the fourth quarter of 2006, net loss was $80,000, or $(0.00) per share.

Cash and marketable securities at December 31, 2007 was $112.9 million, compared to $114.2 million at September 30, 2007.

“We reported a strong fourth quarter, exceeding plan with respect to revenue, non-GAAP results and cash,” said Josh Pickus, President and CEO of SupportSoft. “In our consumer business, we launched several programs during the quarter with excellent results. While we are mindful of the economic climate, these early results and an expanding pipeline provide a strong foundation for growth. In our enterprise business, we achieved non-GAAP profitability in the fourth quarter and are squarely focused on delivering a profitable 2008. ”

Recent Developments

•                  Statewide roll-out to more than 80 stores with U.S. retail partner during December; initial results exceed forecasts

•                  TechGuys deliver thousands of services using Solutions Toolkit since mid-November launch

•                  McAfee marketing campaign drives record support.com order volume in December

•                  New partnership with leading warranty provider Warrantech

•                  License agreement with major Canadian outsourcer CGI expands outsourcing customer base for enterprise business

•                  Reduction in force reduces quarterly expense run rate for enterprise business

•                  Enterprise and consumer business units established to provide focus, accountability and transparency; segment reporting to begin in the first quarter of 2008

•                  Shelly Schaffer appointed Chief Financial Officer

Financial Outlook

For the first quarter of 2008, where the Company typically experiences a seasonal decline in its enterprise business, SupportSoft currently expects total revenue of $11.0 million to $11.4 million and a non-GAAP net loss of $(0.08) to $(0.10) per share.

Conference Call

SupportSoft will host a conference call discussing the Company's fourth quarter 2007 financial results on Monday, February 11, 2008 starting at 1:30 p.m. PST. A live webcast of the call will be available on the Investor Relations section of the Company's website at http://www.supportsoft.com/investors, or by dialing 888-396-2386 with passcode 44401466. A replay of the call will also be available via webcast on the SupportSoft website, or by dialing 888-286-8010 and entering passcode: 45019999.

About SupportSoft

SupportSoft is a leading provider of software and services that make technology work. The Company's solutions reduce technology support costs, improve customer satisfaction and enable new revenue streams for enterprises and broadband service providers reaching 50 million users worldwide. The Company also provides Instant Technology Relief (SM) to frustrating technology problems to consumers and small businesses through a growing network of partners and www.support.com. For more information about the Company’s enterprise offerings, visit www.supportsoft.com. For Instant Technology Relief to consumer technology problems, visit www.support.com or dial 1-800-PC-SUPPORT.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements regarding our expected future performance as well as assumptions underlying or relating to such statements of expectation, all of which are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this press release, other than statements that are purely historical, are forward-looking statements. Words such as “outlook,” "anticipates," "expects," "believes," "intends," "plans," "seeks," "forecasts," "estimates," “expanding pipeline,” “provide a strong foundation for growth,” “squarely focused on,” “to provide focus, accountability and transparency” and similar expressions often identify such forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements related to the Company's projected financial results for the first quarter of 2008; the Company’s financial results for the fourth quarter of 2007, which are unaudited and subject to adjustment on audit; the future plans, investments, opportunities and expectations of the Company, including its ability to grow its consumer business, achieve profitability in its enterprise business or maintain a reduced expense run rate for the enterprise business; expectations of seasonality relating to the enterprise business; and expectations regarding the progress of our collaboration with partners (including the partners and customers mentioned herein) and the anticipated impact of those relationships on our business.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include, but are not limited to, a determination, upon completion of further quarterly and annual closing and audit procedures, that the financial results for the fourth quarter and full year are different than the results set forth in this press release; our dependence on our third-party partnerships to help us provide our services and software to consumers; the potential that such partnerships take longer than we expect to produce revenue or do not produce revenue; our ability to achieve broad adoption and acceptance of our offerings; the potential for a decrease in revenue caused by our reliance on a few large transactions in any period; long sales cycles; the ability of our software to operate with hardware and software platforms that are used by our customers now or in the future; our ability to compete successfully in the support automation software market and in the consumer technology support market; our limited experience in servicing consumers directly; our ability to manage remote consumer technology support call center personnel; our dependence on and our ability to maintain relationships with partners for customer acquisition; our ability to manage rapid headcount changes including reductions in force as well as recent management and organizational changes; our ability to profitably manage our enterprise business; diversion of management attention to litigation matters or strategic matters; our ability to accurately predict performance; our ability to retain key employees; our ability to obtain sufficient patent protection; the uncertain economic conditions in the United States and in international markets as well as other risks detailed from time to time in our SEC filings, including those described in the "Risk Factors" section in our most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2007. You can locate these filings on the investor relations page of our website, http://www.supportsoft.com/investors.

Statements included in this release are based upon information known to SupportSoft as of the date of this release, and we assume no obligation to publicly revise or update any information contained in this press release.

Disclosure Regarding Non-GAAP Financial Measures

SupportSoft has excluded stock-based compensation expenses, restructuring charges and amortization/write-down of intangible assets from its GAAP results in order to determine the non-GAAP financial measures of net income/loss and net income/loss per share. Each of the excluded items is discussed in more detail below.

Stock-based compensation – we believe that the non-GAAP measures, excluding stock-based compensation expense, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business.

Restructuring charges – we believe the non-GAAP measures, excluding restructuring charges, provide meaningful supplemental information to investors in understanding our ongoing operational costs and expenses, without the broad-based termination costs that comprised our restructuring expense. The Company does not undertake significant restructurings on a predictable basis, and, as result, excludes associated charges in order to enable better and more consistent evaluation of the Company’s operating expenses before and after such actions are taken.

Amortization/write-down of intangible assets – the Company does not acquire businesses on a predictable cycle, therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. The Company also excludes such charges as they represent non-cash expenses.

SupportSoft uses these non-GAAP financial measures internally to evaluate its performance from period to period and against the performance of other software companies, many of which present similar non-GAAP financial measures. We also believe that investors benefit from seeing "through the eyes of management" as our operating budgets and compensation programs are based on the non-GAAP financial measures we present in this press release.

Finally, SupportSoft believes the non-GAAP measures provide useful supplemental information for investors to evaluate our operating results in the same manner as the research analysts that follow SupportSoft, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by the Company facilitate an "apples to apples" comparison of our performance with the financial projections published by the analysts.

The economic substance behind our decision to use such non-GAAP measures is that such measures approximate our controllable operating performance more closely than the most directly comparable GAAP financial measures.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company's activities and reliance solely on non-GAAP measures may lead management to make business decisions with unanticipated economic consequences on the Company's GAAP financial results. We compensate for this limitation by not relying exclusively on non-GAAP financial measures to make business decisions. We also continuously reevaluate which non-GAAP measures are appropriate.

Amounts related to the fourth quarter and full year 2007 are subject to completion of management's and its independent registered public accounting firm’s customary closing and audit procedures.

Contact:

Investors

Carolyn Bass or Daniel Wood

Market Street Partners

415-445-3235

ir@supportsoft.com

Media

Scott Herring

SupportSoft, Inc.

650-556-8953

pr@supportsoft.com

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006
Revenues:
License	$4,055	$2,586	$6,402	$15,780	$16,415
Services	4,515	4,536	3,834	15,938	12,941
Maintenance	4,049	4,201	3,933	16,084	15,672
Total revenues	12,619	11,323	14,169	47,802	45,028

Costs and expenses:
Cost of license	76	52	167	218	499
Cost of services	4,908	5,086	3,840	19,261	13,056
Cost of maintenance	554	608	362	2,424	1,192
Amortization/write-down of intangible assets	1,998	272	272	2,815	1,090
Research and development	2,067	2,237	2,003	8,771	8,785
Sales and marketing	6,201	6,466	5,966	27,847	22,052
General and administrative	1,632	1,819	2,070	7,557	8,330
Restructuring charges	1,172	—	83	1,190	817
Stock-based compensation	1,211	1,229	1,011	4,943	3,338

Total costs and expenses	19,819	17,769	15,774	75,026	59,159

Loss from operations	(7,200)	(6,446)	(1,605)	(27,224)	(14,131)

Interest income and other, net	1,511	1,636	1,679	6,530	6,383

Income (Loss) before income taxes	(5,689)	(4,810)	74	(20,694)	(7,748)

Provision for income taxes	(113)	(212)	(154)	(671)	(487)

Net loss	$(5,802)	$(5,022)	$(80)	$(21,365)	$(8,235)

Net loss per share:
Basic	$(0.13)	$(0.11)	$(0.00)	$(0.47)	$(0.19)
Diluted	$(0.13)	$(0.11)	$(0.00)	$(0.47)	$(0.19)

Shares used in computing per share amounts:
Basic	46,069	45,614	44,447	45,610	44,113
Diluted	46,069	45,614	44,447	45,610	44,113

Allocation of restructuring charges:
Cost of services	227	—	12	241	163
Cost of maintenance	82	—	—	82	33
Research and development	160	—	—	160	40
Sales and marketing	675	—	70	679	386
General and administrative	28	—	1	28	195
Total restructuring charges	1,172	—	83	1,190	817

Allocation of stock-based compensation:
Cost of services	193	193	169	757	379
Cost of maintenance	21	22	—	80	—
Research and development	143	129	120	510	422
Sales and marketing	454	493	308	1,885	899
General and administrative	400	392	414	1,711	1,638
Total stock-based compensation	1,211	1,229	1,011	4,943	3,338

2007 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and audit procedures.

SUPPORTSOFT, INC.

RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2006	2007	2006

GAAP costs and expenses	$19,819	$17,769	$15,774	$75,026	$59,159
Amortization/write-down of intangible assets	(1,998)	(272)	(272)	(2,815)	(1,090)
Restructuring charges	(1,172)	—	(83)	(1,190)	(817)
Stock-based compensation	(1,211)	(1,229)	(1,011)	(4,943)	(3,338)
Non-GAAP costs and expenses	15,438	16,268	14,408	66,078	53,914

GAAP loss from operations	(7,200)	(6,446)	(1,605)	(27,224)	(14,131)
Amortization/write-down of intangible assets	1,998	272	272	2,815	1,090
Restructuring charges	1,172	—	83	1,190	817
Stock-based compensation	1,211	1,229	1,011	4,943	3,338
Non-GAAP loss from operations	(2,819)	(4,945)	(239)	(18,276)	(8,886)

GAAP income (loss) before income taxes	(5,689)	(4,810)	74	(20,694)	(7,748)
Amortization/write-down of intangible assets	1,998	272	272	2,815	1,090
Restructuring charges	1,172	—	83	1,190	817
Stock-based compensation	1,211	1,229	1,011	4,943	3,338
Non-GAAP income (loss) before income taxes	(1,308)	(3,309)	1,440	(11,746)	(2,503)

GAAP net loss	$(5,802)	$(5,022)	$(80)	$(21,365)	$(8,235)
Amortization/write-down of intangible assets	1,998	272	272	2,815	1,090
Restructuring charges	1,172	—	83	1,190	817
Stock-based compensation	1,211	1,229	1,011	4,943	3,338
Non-GAAP net income (loss)	$(1,421)	$(3,521)	$1,286	$(12,417)	$(2,990)

Basic net income (loss) per share
GAAP	$(0.13)	$(0.11)	$(0.00)	$(0.47)	$(0.19)
Non-GAAP	$(0.03)	$(0.08)	$0.03	$(0.27)	$(0.07)

Diluted net income (loss) per share
GAAP	$(0.13)	$(0.11)	$(0.00)	$(0.47)	$(0.19)
Non-GAAP	$(0.03)	$(0.08)	$0.03	$(0.27)	$(0.07)

Shares used in computing per share amounts (GAAP)
Basic	46,069	45,614	44,447	45,610	44,113
Diluted	46,069	45,614	44,447	45,610	44,113

Shares used in computing per share amounts (Non-GAAP)
Basic	46,069	45,614	44,447	45,610	44,113
Diluted	46,069	45,614	45,331	45,610	44,113

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude restructuring charges, stock-based compensation and amortization/write-down of intangible assets from the GAAP financial results. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2007 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and audit procedures.

SUPPORTSOFT, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,	September 30,	December 31,
	2007	2007	2006
	(unaudited)	(audited)	(audited)

Assets
Current assets:
Cash and marketable securities	$112,940	$114,232	$119,891
Accounts receivable, net	10,087	8,425	15,144
Prepaid expenses and other current assets	2,531	2,241	2,894
Total current assets	125,558	124,898	137,929
Property and equipment, net	2,086	2,317	937
Goodwill	9,792	9,792	9,792
Intangible assets, net	340	2,338	3,155
Other assets	682	849	792

Total assets	$138,458	$140,194	$152,605

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued compensation	$2,781	$2,446	$2,443
Other accrued liabilities	3,421	3,878	3,813
Deferred revenue	10,502	7,824	13,613
Other long-term liabilities	892	830	233
Total liabilities	$17,596	$14,978	$20,102

Stockholders’ equity:
Common stock	$4	$4	$4
Additional paid-in-capital	212,188	210,735	202,440
Accumulated other comprehensive loss	(775)	(770)	(751)
Accumulated deficit	(90,555)	(84,753)	(69,190)
Total stockholders’ equity	$120,862	$125,216	$132,503

Total liabilities and stockholders’ equity	$138,458	$140,194	$152,605

2007 amounts are subject to completion of management’s and its independent registered public accounting firm’s customary closing and audit procedures.